ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement (the
"Agreement") is made and entered into as of this 26th of JUNE, 2001, by and between BUSINESS
ADVANTAGE NO.8, INC., a Nevada Corporation, hereinafter referred to as "Buyer" and SALVATORE
TARANTOLA, hereinafter referred to as "Seller".


RECITALS

     WHEREAS, Seller has assets, as reflected in Exhibit A that the Buyer wishes to purchase.

     WHEREAS, Seller desires to sell and Buyer desires to buy Assets, as described in Exhibit A, subject to the terms and conditions set forth in this Agreement.

     WHEREAS, Buyer has issued and outstanding a total of 2,500,000 voting common shares representing one hundred (100%) percent ownership of Business Advantage No. 8, Inc.

AGREEMENT

     NOW THEREFORE, in consideration of the
Recitals and the mutual covenants, conditions, representation and warranties hereinafter set forth, the parties agree as follows:

1. Purchase and Sales of Assets. On the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell, convey, assign, transfer and deliver to Buyer and Buyer agrees to purchase from Seller, at the Closing Date the assets, patents, and or trademarks (referred to as "Acquired Assets") as described in the attached
Exhibit A, on the Closing Date.

2.   Purchase Price.   As consideration for the
sale, conveyance, assignment, transfer and delivery of the Acquired Assets, Buyer agrees to deliver to SALVATORE TARANTOLA (The Seller) sixty (60%) percent ownership of the company represented by 1,500,000 shares of unregistered common stock.

3.   Closing.   The closing shall take place on the
Closing Date at the office of BUSINESS ADVANTAGE
NO.8, INC. on JUNE 26, 2001, or such other time and place as the parties may agree upon in writing.

4.   Representations and Warranties of Seller.
Seller hereby represents and warrants to Buyer that:

a. 	Seller has the requisite power and authority to
sell the assets listed in Schedule A.

b. 	Seller has good and marketable title to all the
Assets and that s Assets are free and clear from any liens, charges, and/or encumbrances other than described in Schedule A as a part of this Agreement.


5.   Representations and Warranties of Buyer.
Buyer hereby represents and warrants to Seller that:

a. 	Buyer is a corporation duly organized and
validly existing and in good standing under the laws of the State of Nevada. Seller has the requisite power and authority to own and operate its assets properties and business and to carry on its obligations hereunder.

b. 	The execution and delivery of this Agreement and
the consummation of the transaction contemplated hereby have been duly authorized and approved by the Board of Directors of Buyer, and, when executed by the authorized representative of the Buyer, this Agreement will constitute legal, valid and binding
Agreement of Buyer.

c. 	The execution and delivery of this Agreement and
the consummation of the transaction contemplated hereby will not violate the Certificate of Incorporation or the Bylaws of Buyer or any agreement, contract or other instrument to which Buyer is a party, or any statute, rules, regulation, order, judgment, award or decree.

d. 	Neither this Agreement, nor any Exhibit to this
Agreement, nor any written statement or certificate or certificate furnished by Buyer in connection with this Agreement, contains an untrue statement of a material fact or omits to state a fact that is necessary in order to which they are made, not materially misleading.

6.   Conditions Precedent to the Obligations Buyer.
All obligation of Buyer under this Agreement are, at its option, subject to fulfillment of the following condition prior to or at the closing:

a. Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or compiled with by Seller prior to or at the Closing Date.

7.   Conditions Precedent to the Obligations of
Seller.   All obligation of Seller under this
Agreement are, at its option, subject to fulfillment of the following condition prior to or at the closing.

a. Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

8.   Further Assurance.   Following the closing,
Seller agrees to take such actions and execute, acknowledge and deliver to Buyer such further instruments of assignment, conveyance and transfer and take any other action as buyer may reasonably request in order to more effectively convey, sell, transfer and assign to Buyer any of the Assets, to confirm the title of Buyer thereto, and to assist
Buyer in exercising rights with respect to the Acquired Assets.

9.   Survival of Representations and Warranties.
All representation and warranties made by each of the parties hereto shall survive the closing for a period of three (3) years after the Closing Date.

10.   Indemnification.

a. 	Seller agrees to indemnify, defend and hold
harmless Buyer against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties, and reasonable attorney's fees, incurred by Buyer arising, resulting from, or relating to any patent, trademark or copyright infringement and reasonable attorney's fees incurred by Buyer arising, resulting from or relating to any breach of, or failure by Seller to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any Exhibit or other document furnished or to be furnished by Seller under this Agreement.

b. 	Buyer agrees to indemnify, defend and hold
harmless Seller against any and all claims demands, losses, costs, expenses, obligation and damages, penalties, and reasonable attorney's fees, incurred by Seller arising, resulting from, or relating to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any Exhibit or other document furnished or to be furnished by Buyer under this Agreement, or by reason of any act or omission of Buyer of any of its successors or assigns after the Closing Date that constitutes a breach of default under, or a failure to perform, any obligation, duty, or liability of Seller under any contract, lease, license or other agreement to which it is a party or by which it is bound at the Closing Date, but only to the extent to which Buyer expressly assumes these obligations, duties and liabilities under this Agreement.

11.   General Provision.

a.  Construction   This Agreement shall be
construed and enforced in accordance with the laws of the State of Nevada.

b	Notices   All notices, requests, demands and
other communications contemplated under this
Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States express, certified or registered mail, postage prepaid, addressed to the following parties, their successors in interest or their permitted assignees at the following address, or such addresses as the parties may designate by written notice in this manner aforesaid.

      Seller    SALVATORE TARANTOLA



      Buyer    BUSINESS ADVANTAGE NO.8, INC.



c.  Assignments   This Agreement shall not be
assignable by any party without the prior written consent of the other party. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties to this Agreement and their successors and assigns, any rights or the parties to this Agreement and their successors and assigns, any rights or remedies under this Agreement unless expressly so stated to the contrary.

d.  Remedies   Except as otherwise expressly
provided herein, none of the remedies set forth in this Agreement in intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election or any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

e.  Entire Agreement   This Agreement and the
Exhibits and other documents specifically referred to herein or required to be delivered pursuant to the terms of this Agreement represent the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior
Agreements, understandings, discussions, negotiations and commitments of any kind. This
Agreement may not be amended or supplement, nor may any rights hereunder be waived, except in writing signed by each of the parties affected thereby.

f.  Section Headings   The section headings in the
Agreement are conveniences only, are not a part of this Agreement and shall not be used in construing it.

g.  Severability   In the event that any provision
or any part of this Agreement is held to be illegal, invalid or unenforceable, such

h.  Counterparts   This Agreement may be executed
in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


Seller:     SALVATORE TARANTOLA



-------------------------------
SALVATORE TARANTOLA




Buyer:  BUSINESS ADVANTAGE NO.8, INC.


-----------------------------
DENNIS C. JORDAN
President






























"Exhibit A"



Software and computer for use of processing calls that come into the reservation center, templates for all marketing materials of advertisement, lead base for all prisoners In Florida , New York, and Texas,and all information, including business plan and contacts on establishing a successful route service.


Fair Market Value:  $165,277



I, Salvatore Tarantola, hereby attest that the information provided herein is true and correct to the best of my knowledge.



__________________________
Salvatore Tarantola,  June 26, 2001




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